Developing Treatments Targeting Epigenetic Mechanisms in Tumor and Immune Cells for Cancer Patients Corporate Overview October 2018 Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the development status of the Company’s product candidates, the anticipated benefits of the changes to its clinical trial protocols and its anticipated achievement of milestones, including determination of proof of concept. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Constellation’s ability to: obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of CPI-1205, CPI-0610 and its other product candidates; advance the development of its product candidates under the timelines it anticipates, or at all, in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward- looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. CPI-1205, CPI-0610, CPI-0209, and other product candidates are investigational in nature and have not yet been approved by the FDA or other regulatory authorities. Forward-Looking Statements

Multiple Lead Clinical Programs CPI-1205 (EZH2) and CPI-0610 (BET) Encouraging Preliminary Clinical Data Prostate cancer, solid tumors and myelofibrosis Near-Term Milestones Proof-of-concept determination for each lead program expected in mid-2019 Expanding the EZH2 Opportunity Second-generation EZH2 inhibitor (CPI-0209) Robust Discovery Platform Novel chromatin-modifying proteins targeting tumor cells and innate immune cells Constellation Highlights

Instructions for Genetic Code Transcriptional control to turn genes on or off Tumor Cells MDSC Tumor microenvironment NK Cell T Cell Target transcriptional networks that result in cell death Re-program immune cells to overcome resistance to cancer immunotherapies Focused on three distinct classes that chemically modify chromatin Writers Erasers Readers

Multiple Near-Term Opportunities for Success Product Candidates Indications Preclinical Phase 1 Phase 2 Phase 3 Next Milestone EZH2 Franchise CPI-1205 mCRPC Proof of Concept Mid 2019 CPI-1205 Solid Tumors Safety and RP2D Early 2019 CPI-0209 (2nd Gen) Solid Tumors / Heme Malignancies BET Inhibitor CPI-0610 Myelofibrosis Proof of Concept Mid 2019 Preclinical Tumor Microenvironment (Undisclosed) Solid Tumors / Heme Malignancies Immune Microenvironment (Undisclosed) Solid Tumors ProSTAR Trial ORIOn-E Trial MANIFEST

CPI-1205 and CPI-0209 EZH2 Franchise

EZH2 Inhibition Offers Broad Therapeutic Potential

EZH2 "Writer" Activity Suppresses Gene Transcription

Polycomb Repressive Complex 2 (PRC2)…


EZH2
K27 K27 K27 K27 K27 K27 K27 K27 K27 K27 K27

… methylates Histone H3 at Lysine 27 (K27)

SUPPRESSED TRANSCRIPTION

Acquired Drug Resistance: *EZH2 mediates gene silencing that diminishes response to existing therapies*

Cancer Genetics: *Mutations in genes which create a functional dependency on EZH2*

Regulation of Immune Cells: *EZH2 reprograms T cells to suppress an anti-tumor immune response*

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Expanding EZH2 Opportunity Mutant follicular lymphoma Solid tumors in combination with standard of care in both tumors and immune cells mCRPC Anti-PD-1 Progressors Solid tumors and/or heme malignancies Genetics that validate EZH2 Enhance effectiveness of standard of care Comprehensive target engagement Constellation Focus CPI-1205 CPI-0209

Model for EZH2 Role in Prostate Cancer *Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue Yu et al., Cancer Research 2007 EZH2 gene signature* predicts outcomes in prostate cancer Pro-tumor signaling Enhances AR signaling K27 OFF EZH2 Coregulators Prostate tumor growth Chromatin AR AR

Evidence of EZH2 Synergy With Androgen Receptor Signaling (ARS) CPI-1205 enhances the gene signature of enzalutamide in prostate cancer cells Enzalu- tamide CPI- 1205 Combo CPI-1205 is active as monotherapy and synergistic with enzalutamide in killing prostate cancer cells

Current Treatment Paradigm in mCRPC *ASCO 2018 Poster Khalaf, et al (Kim Chi Lab) Metastatic Castration-Resistant Prostate Cancer (30,000-50,000 Diagnosed Annually) 1st Line Abiraterone or Enzalutamide 2nd Line Enzalutamide or Abiraterone 3rd Line Chemotherapy or Palliative Care 60-80% PSA Response* 9-15 Months PSA PFS PSA50 = 4% (Abi) and 31% (Enza)* PSA PFS = 1.3 months (Abi) and 2.7 months (Enza)* No Objective Responses EZH2 inhibition may enhance the activity of ARS inhibitors

ProStAR Trial Design

Second-Line Trial After Ineffective Treatment with Androgen Receptor Signaling (ARS)

Phase 1b

Enzalutamide + CPI-1205
(Prior Abiraterone Progression)

Abiraterone + CPI-1205
(Prior Enzalutamide Progression)

Primary endpoints: MTD, RP2D

RP2D

Selected CPI-1205 + ARSi combo

Randomized Phase 2

Selected ARS Inhibitor + CPI-1205
(Progressed on Different ARS Inhibitor)
n=35

vs.

Selected ARS Inhibitor Alone
(Progressed on Different ARS Inhibitor)
n=35

Primary endpoint: Response rate
- PSA reduction;
- CTC reduction; or
- Objective response

Testing Biomarkers for Patient Enrichment

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ProSTAR Trial: Treatment Duration Data cutoff May 25, 2018 *Continued on CPI-1205 monotherapy after cycle 1 Discontinued Treatment Cycles of treatment (one cycle = one month) Patient # 1 2 3 4 5 6 7 8 9 10 CPI-1205 + Abiraterone CPI-1205 + Enzalutamide C1D1 C2D1 C3D1 C4D1 C5D1 C6D1 C7D1 * 2 of 6 evaluable patients achieved PSA80 2 of 4 evaluable patients with CTCs achieved CTC reduction of > 30% 2 of 2 evaluable patients had resolution of metastatic disease

Resolution of Bone Metastases *Continued on CPI-1205 monotherapy after cycle 1 Baseline Cycle 4 Day 1 CPI-1205 + Enzalutamide*

Objective Response by CT Scan CPI-1205 + Enzalutamide February 2018 Baseline: December 2017

Experience with a Compassionate-Use Patient Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient 3,000 2,500 2,000 1,500 1,000 500 12 agents prior to CPI-1205, including second-generation androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and radiotherapy Start CPI-1205 + Enzalutamide (PSA ~ 2900) PSA score (ng/mL) 80% reduction in PSA levels Evidence of tumor size reduction in the neck 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide Treatment interrupted due to non-treatment-related pneumonia Subsequent progression in liver led to discontinuation. Patient later died.

CPI-1205 Improves Anti-Tumor Immune Activity Pam Sharma June 2018 Jeff Bluestone and Michel DuPage June 2018 Synergistic impact with checkpoint inhibitor in preclinical model MB49

CPI-1205 Checkpoint Combination Study Design Enrolling All Comers in Solid Tumors Phase 2 Phase 1b Ipilimumab + CPI-1205 (Prior Anti-PD-(L)1) Pembrolizumab + CPI-1205 (Prior Anti-PD-(L)1) RP2D Expansion Cohorts Checkpoint Inhibitor + CPI-1205 Testing Biomarkers for Patient Enrichment

Clinical Activity Observed in Anti-PD-1 Progressors ORIOn-E Summary as of May 25, 2018 Discontinued Treatment Stable Disease Partial Response Treatment Ongoing CPI-1205 +pembrolizumab CPI-1205 + ipilimumab 1 2 3 4 5 6 7 8 9 Baseline Cycle 4 42% Reduction in Tumor Volume from Baseline Phase 1b/2 All Comers Solid Tumors Progressed on Anti-PD-(L)1 1 PR + 3 SD out of 6 patients treated with CPI-1205 + ipilimumab

CPI-0209: Second-Generation EZH2 Inhibitor Once-Daily Treatment Resulted in Rapid, Complete, and Durable Tumor Regression Vehicle Tazemetostat, 160 mg/kg oral, twice daily Lymphoma Xenograft Mouse Model Expected to enter Phase 1 in 2019 CPI-0209 may provide more comprehensive EZH2 coverage, expanding addressable populations

CPI-0610 BET Inhibitor

BET “Reader” Proteins Control of Key Immune, Fibrotic, and Oncogenic Pathways Leads to Opportunity in Myelofibrosis (MF) Enhancer TSS BRD4 Transcription Factor … … Fibrosis TGF-β target genes Immune Signaling NF-κB target genes Cancer Genetics MYC, BCL2

Mechanism of Action BET Inhibition May Block Proliferation of Inflammatory Bone Marrow Cells and Synergize with JAK Inhibition BET Signaling Megakaryocyte Differentiation/Proliferation Pro-inflammatory Cytokines (e.g. IL-8) JAK/STAT Signaling STAT STAT Cytoplasm Nucleus NF-kB Target Genes BETs P P

Rationale for BET’s Role in Myelofibrosis CPI-0610 vs DMSO 25 nM 100 nM 400 nM Inhibition of Megakaryocyte Differentiation in vitro BET inhibitor + ruxolitinib led to synergistic reduction in spleen volume (left) and improved bone marrow fibrosis score (right) Kleppe et al 2018 Cancer Cell Vehicle 1-2+ JQ1 (BETi) 1+ Ruxolitinib 1+ Combo 0 Constellation Pharmaceuticals Data

Myeloproliferative neoplasm characterized by scarring (fibrosis) of the bone marrow caused by impaired hematopoiesis 17,000-20,000 patients in US* Three main features: Symptoms of organomegaly (spleen and liver) Symptoms of systemic inflammation Anemia and thrombocytopenia Only approved therapy is ruxolitinib, which has been shown to relieve symptoms but has limited evidence of disease modification Myelofibrosis (MF) Background *Internal market research

Standard of care and the only approved drug treatment is ruxolitinib (Jakafi) Significant improvement in splenomegaly and symptoms, but limited evidence of disease modifying effect 30-40% of patients respond adequately in clinical trials* Thrombocytopenia and/or anemia may lead to patients receiving sub-optimal dosing or discontinuation of treatment 57% of ruxolitinib patients required dose reductions due to adverse events in COMFORT-I** Patients may require blood transfusions, which become more frequent during ruxolitinib treatment or due to disease progression Underserved MF Patient Population *Mesa RA, Kiladian JJ, et al. SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor-Naïve Patients With Myelofibrosis. J Clin Oncol. 2017 Dec 1;35(34):3844-3850. doi: 10.1200/JCO.2017.73.4418. Epub 2017 Sep 20Haematologica. 2015;100(4):479-488. Verstovsek S., Mesa RA, Gotlib J, et al; COMFORT-I Investigators. Long-term treatment with ruxolitinib for patients with myelofibrosis: 5-year update from the randomized, double-blind, placebo-controlled, phase 3 COMFORT-I trial. J Hematol Oncol. 2017;10(1):55. . **Verstovsek S,, Mesa RA, Gotlib J, et al; COMFORT-I Investigators. Long-term treatment with ruxolitinib for patients with myelofibrosis: 5-year update from the randomized, double-blind, placebo-controlled, phase 3 COMFORT-I trial. J Hematol Oncol. 2017;10(1):55.

Need for New Disease-Modifying Treatments in MF



Ruxolitinib Spleen Response – SIMPLIFY-1*
MMB (n = 184)
RUX (n = 204)
Change in Spleen Volume From Baseline (%)
150
100
50
0
-50
-100
26.5%
SVR35
29%
SVR35
35% decrease
Individual Patients



Ruxolitinib TSS Response – SIMPLIFY-1*
MMB (n = 174)
RUX (n = 190)
Change in TSS From Baseline (%)
150
100
50
0
-50
-100
28.4%
TSS50
42.2%
TSS50
50% Decrease
Individual Patients



Transfusion Dependence – SIMPLIFY-1*
MMB (n = 215)
RUX (n = 217)
Rate of Transfusion Dependence (%)
100
80
60
40
20
0
24.7%
24.0%
30.2%
40.1%
Baseline
Week 24

- *Inadequate response in 1L disease*
- *No approved therapy in 2L disease*
- *Patients burdened by increased reliance on transfusions*
- *Need for new disease-modifying therapies that increase response rate and improve hematopoietic function*

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* Source: Mesa, R., *et al.* SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor-Naïve Patients With Myelofibrosis *J Clin Oncol* 2017: 35(34):3844-3850

Treated 138 patients in Phase 1 trials of hematologic malignancies Multiple objective responses observed at a range of doses below the maximum tolerated dose Demonstrated favorable PK/PD profile Activity seen in the context of NF-κB-driven diseases ABC-DLBCL (Phase 1) 7 patients at relevant doses: 1 CR, 2 PR, 1 SD (16 months) Myelofibrosis (Phase 2) Evidence of transfusion independence in one patient, reduction in spleen size, and symptom improvement CPI-0610 Background Correlation between IL-8 (NF-kB target gene) expression and CPI-0610 exposure IL-8 expression Concentration of CPI-0610 mM % change from baseline Phase 1 data in 38 evaluable lymphoma patients = ABC-DLBCL

MANIFEST: CPI-0610 Phase 2 Trial Design in MF Prior to Amendment CPI-0610 n=35 CPI-0610 dosing of 125mg up to 225mg once daily in both arms 2L MF patients no longer on ruxolitinib 2L MF patients on ruxolitinib despite disease progression on therapy CPI-0610 + ruxolitinib n=35 Objectives: Evaluate spleen size reduction after 24 weeks of treatment Evaluate patient-reported symptom improvement Evaluate transfusion independence rate, if applicable

Spleen Size Reduced in All Patients as Measured by MRI MANIFEST: First Four Patients Treated Ongoing > 10 months Ongoing > 5 months Reduced spleen size Symptom improvement One patient with thrombocytosis and one patient transfusion-dependent at baseline—both resolved Data cutoff May 25, 2018

Improved Hematopoiesis on CPI-0610 Patient Achieved Transfusion Independence and Improved Platelet Count Patient treated with CPI-0610 + ruxolitinib combination therapy Data cutoff May 25, 2018

Improved Hematopoiesis on CPI-0610 Hemoglobin Levels Increased in First Four Patients Treated Data cutoff May 25, 2018

All patient data disclosed to date come from our first site We have made considerable progress in our 2018 goals of activating additional sites 7 sites in the US and 5 in Canada are active, with more to follow in US and Europe We have enrolled additional patients at these sites and look forward to providing updates at future medical meetings Clinical Trial Execution

Preliminary signs of clinical activity in each of the evaluable 2L patients in MANIFEST* SVR and symptom improvement Potential disease-modifying effects* Improved hematopoiesis, including hemoglobin level improvement, in each patient Resolution of transfusion dependence Modifying the 2L cohorts to stratify for transfusion dependence status to better measure hematopoietic effects Initiating a 1L cohort in combination with ruxolitinib Rationale for Protocol Amendment * Data cutoff May 25, 2018

MANIFEST: Expanded Phase 2 Trial in MF

Robust Development Plan to Expand the CPI-0610 Opportunity

2L MF patients no longer on ruxolitinib → **CPI-0610 Mono**
- **Cohort 1A: 2L Transfusion Dependent (TD)**, n = up to 16
- **Cohort 1B: 2L Non-TD**, n = up to 25

2L MF patients on ruxolitinib despite disease progression on therapy → **CPI-0610 + Rux**
- **Cohort 2A: 2L Transfusion Dependent**, n = up to 16
- **Cohort 2B: 2L Non-TD**, n = up to 25

1L MF patients → **CPI-0610 + Rux**
- **Cohort 3: 1L***, n = up to 43

Primary Endpoints:

- Transfusion independence rate in Cohorts 1A, 2A
- Spleen volume reduction and Total Symptom Score assessment at 24 weeks in Cohorts 1B, 2B, and 3

Note: Each cohort will implement adaptive Simon's two-stage design

*Cohort 3 will enroll anemic patients, pivotal trial plans anticipated to include all comers

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35

CPI-0610 has demonstrated clinical activity in early clinical trials with NF-κB-driven cancers, including MF, suggesting CPI-0610 may be differentiated among BET inhibitors Early clinical data in 2L myelofibrosis show improvements in spleen volume, symptom scores, hematopoiesis, and transfusion independence, which may indicate the potential for disease modification We have modified MANIFEST in 2L patients to stratify for transfusion dependent status and added a 1L arm, which increases the potential opportunity for CPI-0610 Multiple new clinical trial sites initiated in US and ex-US We continue to expect determination of proof of concept by mid-2019 CPI-0610 Summary

Discovery Platform Fueling the Pipeline Tumor Cells Innate Adaptive Discovery Programs Targeting Epigenetic Regulators on the Tumor and Immune Microenvironment Normalize aberrant gene expression within cancer cells Increase tumor immunogenicity Re-program immune cells to overcome resistance to cancer immunotherapies Immune Cells

Financial Strength

Potential Value Creation Catalysts Early 2018 Complete crossover financing Expand enrollment in ProSTAR Initiate ORIOn-E Select 2nd generation EZH2 inhibitor candidate (CPI-0209) Late 2018 Additional active sites in US, Canada / EU for CPI-0610 in myelofibrosis Initiate Phase 2 portion of ProSTAR Trial 2019 2018 Early 2019 Safety and recommended Phase 2 dose (RP2D) from ORIOn-E Mid 2019 ProSTAR (CPI-1205) proof of concept Myelofibrosis (CPI-0610) proof of concept

Post-IPO cash expected to fund operations into 2020, including: Ongoing clinical trials to determine proof of concept for CPI-1205 and CPI-0610 Continued advancement of CPI-0209 Ongoing support for robust discovery/preclinical Oversubscribed crossover financing round in April raised $100 million from high-quality investors Cash and cash equivalents as of June 30, 2018, of $88.5 million does not include $60 million in gross proceeds, excluding underwriting fees, from successful IPO in July Strong Cash Position $ millions, except per-share amounts 1H18 2Q18 R&D Expenses $19.4 $9.5 G&A Expenses $4.8 $2.5 Other Income (Expense), Net $0.2 $0.1 Cumulative Dividends on Convertible Preferred Stock -- -- Net Loss Attributable to Common Stockholders ($24.0) ($11.9) Net Loss Per Share Attributable to Common Stockholders ($22.12) ($9.96)

Experienced Management Team, Board, and Scientific Advisors

Management Team



Name	Title	Experience
Jigar Raythatha	*President and CEO*	Jounce; Red Abbey; Biogen
Emma Reeve	*Chief Financial Officer*	Parexel; Novartis; Merck; Bristol-Myers Squibb; Aton Pharma
Adrian Senderowicz, M.D.	*Chief Medical Officer*	Cerulean; AstraZeneca; Sanofi; tōkai; FDA; Puma Biotechnology
Brad Prosek	*SVP, Corporate Development*	Cubist; Biogen
Robert Sims, PhD	*SVP, Research*	NYU School of Medicine NYU Langone Medical Center; Constellation Pharmaceuticals
Patrick Trojer, PhD	*SVP, Translational Sciences*	NYU School of Medicine NYU Langone Medical Center; Constellation Pharmaceuticals
Karen Valentine	*Chief Legal Officer, General Counsel*	agenus; Locke Lord
Brenda Sousa	*SVP, HR and Operations*	EPIX

Board of Directors

Mark Goldsmith, M.D., Ph.D. (Chairman), CEO, Revolution Medicines

Jigar Raythatha

Jim Audia, Ph.D., Chicago Biomedical Consortium

Tony Evnin, Ph.D., Venrock

Peter Svennilson, The Column Group

Bob Tepper, M.D., Third Rock Ventures

Founders & Scientific Advisory Board

Danny Reinberg, Ph.D., NYU, HHMI, NAS

David Allis, Ph.D., Rockefeller Univ., NAS

Yang Shi, Ph.D., Harvard Medical School

Pam Sharma, M.D., Ph.D., MD Anderson Cancer Center

David Livingston, M.D., Dana Farber Cancer Center

Scott Lowe, Ph.D. Memorial Sloan-Kettering

Robert Schreiber, Washington U. School of Med.

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